UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2017 (April 14, 2017)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on January 16, 2017, Memorial Production Partners LP (the “Partnership”) and certain of its subsidiaries (collectively with the Partnership, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”) to pursue a Joint Chapter 11 Plan of the Debtors. The Partnership’s Chapter 11 Case is being administered under the caption In re Memorial Production Partners LP, et al. No trustee was appointed, and the Debtors continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

Confirmation of Chapter 11 Plan

On April 14, 2017, the Court entered an order (the “Confirmation Order”) approving the Second Amended Joint Plan of Reorganization of Memorial Production Partners LP and its affiliated Debtors, dated April 13, 2017 (as amended and supplemented, the “Plan”). The Debtors anticipate emerging from Chapter 11 Cases on the date (the “Effective Date”) when all remaining conditions to effectiveness to the Plan are satisfied. The Debtors can make no assurances as to when or whether the Plan will become effective.

Summary of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1 respectively, and incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Under the Plan:

●	A newly formed corporation, as successor to the Partnership will issue (i) new common shares (the “New Common Shares”) and (ii) five (5) year warrants (the “Warrants”) entitling their holders upon exercise thereof, on a pro rata basis, to 8% of the total issued and outstanding New Common Shares, at a per share exercise price equal to the principal and accrued interest on the Unsecured Notes (defined below) as of December 31, 2016, divided by the number of issued and outstanding New Common Shares (including New Common Shares issuable upon exercise of the Warrants), which New Common Shares and Warrants will be distributed as set forth below;

●	The Partnership’s 7.625% Senior Notes due 2021 (the “2021 Notes”) and the Partnership’s 6.875% Senior Notes due 2022 (together with the 2021 Notes, the “Unsecured Notes”) will be cancelled and discharged. In the restructuring, each Unsecured Noteholder will receive (directly or indirectly) its pro rata share of New Common Shares representing, in the aggregate, 98% of the New Common Shares on the Effective Date (subject to dilution by the MIP (as defined below) and the New Common Shares issuable upon exercise of the Warrants);

●	In accordance with the March 25, 2017 election of the Requisite Noteholders, each Unsecured Noteholder shall receive its pro rata share of an approximately $24.6 million cash distribution;

●	In the restructing, all Memorial Parent Interests will be cancelled, and each Memorial Limited Partner will receive, in accordance with the Plan, its pro rata share of: (i) 2% of the New Common Shares, (ii) the Memorial Limited Partner Warrants, and (iii) cash in an aggregate amount of $1,250,000;

●	In the restructuring, the reorganized Debtors shall enter into the Exit Credit Facility by executing and delivering the Exit Credit Agreement and certain other Exit Credit Facility Loan Documents, in each case, containing terms and subject to the conditions substantially similar to those set forth in the Exit Credit Facility Term Sheet; and

●	Holders of administrative expense claims, priority tax claims, other priority claims and general unsecured creditors of the Partnership will receive in exchange for their claims payment in full in cash or otherwise have their rights unimpaired under Title 11 of the United States Code.

Management Incentive Plan

In connection with the Management Incentive Plan (the “MIP”) adopted in connection with the Plan, the Company expects the New Board to issue initial equity awards under the MIP on the Effective Date. The MIP will provide for equity or equity-linked instruments providing for up to 8.5% of New Common Shares in accordance with the terms of the Plan which will include (i) 2.25% in the form of restricted stock units to be awarded on the Effective Date, (ii) 2.25% in the form of stock options to be awarded on the Effective Date and (iii) 4.0% reserved for issuance in the discretion of the New Board.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Partnership’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to, among other things: the ability to consummate the Plan; the bankruptcy process, including the effects thereof on Partnership’s business and on the interests of various constituents, the length of time that the Partnership may be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; third party motions in any bankruptcy case, which may interfere with the ability consummate the Plan; the potential adverse effects of bankruptcy proceedings on the Partnership’s liquidity or results of operations; increased costs to execute the financial restructuring; the Partnership’s efforts to reduce leverage; the Partnership’s level of indebtedness including its ability to satisfy its debt obligations; risks related to the Partnership’s ability to generate sufficient cash flow, to make payments on its obligations and to execute its business plan and the terms of the Plan; the Partnership’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Partnership’s indebtedness or otherwise; the uncertainty of the impact that any financial restructuring implemented will have on the market for the Partnership’s publicly traded securities; tax consequences of business transactions; and changes in commodity prices and hedge positions and the risk that the Partnership’s hedging strategy may be ineffective or may reduce its income. Please read the Partnership’s filings with the SEC, including “Risk Factors” in the Partnership’s Annual Report on Form 10-K, and if applicable, the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Partnership’s Investor Relations website at http://investor.memorialpp.com/sec.cfm or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Partnership undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1	Second Amended Joint Plan of Reorganization of Memorial Production Partners LP and its affiliated Debtors, dated April 13, 2017 (incorporated by reference to Exhibit A of the Confirmation Order attached hereto as Exhibit 99.1)

99.1	Findings of Fact, Conclusions of Law and Order Approving the Debtors’ Second Amended Joint Plan of Reorganization of Memorial Production Partners LP and its affiliated Debtors, dated April 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: April 17, 2017	By:	/s/ Jason M. Childress
Jason M. Childress
Vice President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Second Amended Joint Plan of Reorganization of Memorial Production Partners LP and its affiliated Debtors, dated April 13, 2017 (incorporated by reference to Exhibit A of the Confirmation Order attached hereto as Exhibit 99.1)

99.1	Findings of Fact, Conclusions of Law and Order Approving the Debtors’ Second Amended Joint Plan of Reorganization of Memorial Production Partners LP and its affiliated Debtors, dated April 14, 2017.